SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 21, 2018
__________________________________
NETFLIX, INC.
(Exact name of registrant as specified in its charter)
__________________________________

Delaware	001-35727	77-0467272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Winchester Circle
Los Gatos, CA
95032
(Address of principal executive offices)
(Zip Code)
(408) 540-3700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
__________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2018, Rodolphe Belmer was appointed to the Board of Directors (the “Board”) of Netflix, Inc. (“Netflix”). His appointment is effective January 23, 2018 and he will hold office as a Class I director. He has not yet been appointed to serve as a member of any Board committees.
Mr. Belmer, like the Company’s other non-employee directors, will receive stock options pursuant to the Director Equity Compensation Plan. The Director Equity Compensation Plan provides for a monthly grant of stock options to each non-employee director of the Company in consideration for services provided to the Company and subject to the terms and conditions of the Company’s 2011 Stock Plan. The actual number of options to be granted will be determined by the following formula: $25,000 / ([fair market value on the date of grant] x 0.40). Each monthly grant is made on the first trading day of the month, is fully vested upon grant and is exercisable at a strike price equal to the fair market value as reflected by the closing price on the date of the option grant.
As it does with all directors and executive officers, the Company will enter into an indemnification agreement with Mr. Belmer. The indemnification agreement will require the Company to indemnify Mr. Belmer, to the fullest extent permitted by Delaware law, for certain liabilities to which he may become subject as a result of his affiliation with the Company. See the Company’s Form of Indemnification Agreement filed with the Securities and Exchange Commission on March 20, 2002 as Exhibit 10.1 to the Registrant’s Registration Statement on Form S-1/A.
There are no related party transactions between the Company and Mr. Belmer that are subject to disclosure under Item 404(a) of Regulation S-K.
A copy of the press release issued on January 22, 2018, regarding Mr. Belmer’s appointment to the board is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release Issued by Netflix, Inc. on January 22, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFLIX, INC.
Date:	January 24, 2018
/s/ David Hyman
David Hyman
General Counsel